CLINICALLY INTEGRATED NETWORK SERVICES AGREEMENT

This Clinically Integrated Network Services Agreement ("Agreement") is by and between Physicians Healthcare Services. Inc. ( PHCS) a wholly-owed subsidiary of Quad M Solutions, Inc. on behalf of itself and its affiliates (collectively "Plan") and West Florida Health Network, LLC d/b/a AdventHealth Physician Network West Florida, on behalf of itself and on behalf of those AdventHealth Participating Providers listed in Exhibits 2(a) and 2(b) (collectively AdventHealth"). The effective date of this Agreement (the "Effective Date") will be April 1, 2022.

**RECITALS**

**WHEREAS** Plan provides medical cost containment services including but not limited to, claim re-pricing, negotiations, reference based reimbursement, out-of-network solutions, provider matching services and managing products for health benefit plans to direct to employer systems, third Party administrators, insurers, and payers (collectively, the "Plan Services").

**WHEREAS** AdventHealth is a clinically integrated network that contracts with health care providers to provide certain Covered Services to Members ("AdventHealth Participating Providers") and has the ability to represent AdventHealth Participating Providers in such contracts;

**WHEREAS** AdventHealth shares Plan's vision to form a strategic care program ( "Program") that seeks to provide quality, cost-effective Covered Services to persons enrolled in a plan sponsor's self-funded Benefit Plans ( "Members");

**WHEREAS** The Parties desire to collaborate to establish and support Members in seeking health care services from AdventHealth Participating Providers to enable the provision of Covered Services to Members in a comprehensive, coordinated, and patient-centered manner, with a focus on collaboration and evidence-based medicine with the goal of providing Covered Services in an efficient and cost-effective manner; and

**WHEREAS,** Plan and AdventHealth, for purpose of this Agreement, are individually called a "Party", and collectively called the "Parties";

**WHEREAS** AdventHealth and Plan enter into this Agreement to facilitate achievement of the mutual objectives for both AdventHealth and Plan.

Now therefore, the Parties agree as follows:

1. Definitions. Terms used in this Agreement that are not defined elsewhere are defined in Exhibit 1.

2. Scope of Agreement.

2.1. Providers, Facilities, and Programs. This Agreement includes the

2.1.1. Providers set forth in Exhibit 2(a);

2.1.2. Facilities set forth in Exhibit 2(b);

2.1.3. Program descriptions set forth in Exhibit 2(c), and

2.1.4. Third Party Administrators utilized by Plan set forth in Exhibit 2(d), and

2.1.5. TPA and Vendor Services provided by Third Party Administrators set for in Exhibit 2(e).

2.2. Network Management. AdventHealth and Plan shall work together to provide Covered Services for applicable programs defined in Exhibit 2(c) to Members. AdventHealth shall provide a list of AdventHealth Participating Providers that Members may access under this Agreement at the commencement of this Agreement. Additional providers may be added hereunder as AdventHealth Participating Providers with a thirty

**IN WITNESS WHEREOF,** the undersigned have executed this Clinically Integrated Newtork Services Agreement effective April 1, 2022 by their duly authorized officers, intending to be legally bound hereby.

| **PHCS** | | **AdventHealth** | |
|---|---|---|---|
| Signature: | [signature] | Signature: | [signature] |
| Name: | William F. Humphries, Esq. | Name: | John R. Brownlow |
| Title: | Executive Vice President | Title: | Senior Vice President |
| Date: | February 9, 2022 | Date: | 2/28/2022 |

**Adress for Notices to Plan:**

**PHCS- (ASTAT )**

**15511 North Floida Avenue – suite D**

**Tampa, Florida 33613**

**With copy to:**

**Lawrence Lonergan, Esq.**

**96 Park Street**

**Montclair, New Jersey 07042**

**Address for Notices to AdventHealth:**

AdventHealth
Attn: SVP Managed Care
900 Hope Way
Altamonte Springs, FL 32714

With copy to

AdventHealth West Florida Division
Attn: Regional Chief Legal Officer
14055 Riveredge Drive
Suite 250
Tampa, FL 33637

# AGREEMENT FOR DELEGATED CREDENTIALING

This Agreement for delegated credentialing (the "Agreement"), effective April 1, 2022, is entered into by and between Adventist Health System/Sunbelt, Inc. and it's Affiliates (hereinafter referred to as "ADVENTHEALTH"), and Physicians Healthcare Services, Inc. ( PHCS) (hereinafter referred to as "Delegator").

**WITNESSETH:**

**WHEREAS**, ADVENTHEALTH desires to obtain delegated status from Delegator for the credentialing of ADVENTHEALTH practitioners performing services for Delegator members; and

**WHEREAS**, Delegator desires to give ADVENTHEALTH the authority to perform credentialing functions for ADVENTHEALTH practitioners performing services for Delegator members; and

**WHEREAS**, ADVENTHEALTH maintains a comprehensive provider credentialing program which complies with the requirements set forth by the National Committee for Quality Assurance (NCQA), and,

**WHEREAS**, ADVENTHEALTH is willing to assume the responsibility of credentialing its practitioners in accordance with all applicable regulatory and accrediting standards.

**NOW THEREFORE**, in consideration of the mutual covenants, terms and conditions, herein contained, it is agreed by and between the parties hereto as follows:

1. Delegator hereby delegates to ADVENTHEALTH the credentialing and recredentialing of ADVENTHEALTH practitioners performing services for Delegator members. ADVENTHEALTH assures Delegator that all practitioners performing services are or will be credentialed and recredentialed through ADVENTHEALTH'S credentialing process.

2. ADVENTHEALTH maintains written credentialing policies and procedures which are consistent with current regulatory and accrediting standards and adhere to NCQA standards. Such written policies and procedures must be approved by the Governing Board of ADVENTHEALTH. ADVENTHEALTH and Delegator acknowledge and agree that credentialing criteria are subject to change as determined by regulatory and accrediting agencies/entities. Such changes as required by regulatory and accrediting agencies/entities, or changes required by duly enacted Federal or Florida legislation, or by a regulation or rule finally issued by a regulatory agency pursuant to such legislation, will be deemed to be part of ADVENTHEALTH's credentialing criteria without further action required to be taken by either party to amend this Agreement.

penalties, damages and expense, including reasonable defense costs and legal fees, incurred by either party or its affiliated in connection with claims or actions of any nature, governmental examinations, enforcement actions or other administrative proceeding arising from either party's failure to perform its obligations under this Agreement.

22. Any notice required or permitted to be given by one party to this Agreement to the other party pursuant to this Agreement shall be in writing and shall either be personally delivered or sent by registered or certified mail with the United States Postal Service, return receipt requested, postage prepaid, addressed to the receiving party at its respective last known address.

23. This Agreement shall be governed by the laws of the State of Florida. Any action arising from or relating in any manner to this Agreement shall be brought in the courts of the State of Florida.

Addresses at the time of execution of this Agreement are as follows:

PHCS ( ASTAT)
15511 North Florida Avenue – Suite D
Tampa, Florida 33613

Adventist Health System/Sunbelt, Inc.
Attn: Managed Care
900 Hope Way
Altamonte Springs, FL 32714

**IN WITNESS WHEREOF**, the parties have caused this Agreement for Delegated Credentialing effective April 1, 2022 to be executed.

**Delegator- PHCS**

By: [signature]

**Print Name: William F. Humphries**

**Title: EVP**

Date: February 9, 2022

**Adventist Health System/Sunbelt, Inc.**

By: [signature]

**Print Name: John R. Brownlow**

**Title: Senior Vice President**

Date: 2/28/2022

FACILITY SERVICES AGREEMENT

This Facility Services Agreement ("Agreement") is by and between Physicians Healthcare Services. Inc. ( PHCS ) a wholly-owned subsidiary of Quad M Solutions. Inc. on behalf of itself and its affiliates (collectively "Plan") and Adventist Health System/Sunbelt, Inc., on behalf of those AdventHealth Participating Providers listed in Exhibits 2(a) and 2(b) (collectively AdventHealth"). The effective date of this Agreement (the "Effective Date") will be April 1, 2022.

RECITALS

**WHEREAS** Plan provides medical cost containment services including but not limited to, claim re-pricing, negotiations, reference based reimbursement, out-of-network solutions, provider matching services and managing products for health benefit plans to direct to employer systems, third Party administrators, insurers, and payers (collectively, the "Plan Services").

**WHEREAS** AdventHealth owns and operates one or more acute care hospitals or other clinical healthcare facilities in addition to a clinically integrated network that contracts with health care providers to provide certain Covered Services to Members ("AdventHealth Participating Providers") and has the ability to represent AdventHealth Participating Providers in such contracts;

**WHEREAS** AdventHealth shares Plan's vision to form a strategic care program ( "Program") that seeks to provide quality, cost-effective Covered Services to persons enrolled in a plan sponsor's self-funded Benefit Plans ( "Members");

**WHEREAS** The Parties desire to collaborate to establish and support Members in seeking health care services from AdventHealth Participating Providers to enable the provision of Covered Services to Members in a comprehensive, coordinated, and patient-centered manner, with a focus on collaboration and evidence-based medicine with the goal of providing Covered Services in an efficient and cost-effective manner; and

**WHEREAS,** Plan and AdventHealth, for purpose of this Agreement, are individually called a "Party", and collectively called the "Parties";

**WHEREAS** AdventHealth and Plan enter into this Agreement to facilitate achievement of the mutual objectives for both AdventHealth and Plan.

Now therefore, the Parties agree as follows:

1. Definitions. Terms used in this Agreement that are not defined elsewhere are defined in Exhibit 1.

2. Scope of Agreement.

2.1. Providers, Facilities, and Programs. This Agreement includes the

2.1.1. Providers set forth in Exhibit 2(a);

2.1.2. Facilities set forth in Exhibit 2(b);

2.1.3. Program descriptions set forth in Exhibit 2(c), and

2.1.4. Third Party Administrators utilized by Plan set forth in Exhibit 2(d).

2.2. Network Management. AdventHealth and Plan shall work together to provide Covered Services for applicable programs defined in Exhibit 2(c) to Members. AdventHealth shall provide a list of AdventHealth Participating Providers that Members may access under this Agreement at the commencement of this Agreement. Additional providers may be added hereunder as AdventHealth Participating Providers with a thirty (30) day notice to Plan. Additional Providers and Facilities added to this Agreement pursuant to this section shall be reimbursed at a rate equal to amounts stated in Exhibit 5 as applicable, and shall be subject to the terms and obligations of this Agreement.

2.3. Addition of New Programs. This Agreement only applies to those programs set forth in Exhibit 2(c). The addition of any new programs may be added through an amendment to this Agreement signed by both Parties.

**IN WITNESS WHEREOF,** the undersigned have executed this Facility Services Agreement effective April 1, 2022 by their duly authorized officers, intending to be legally bound hereby.

| **Plan** | | **AdventHealth** | |
|---|---|---|---|
| Signature: | [signature] | Signature: | [signature] |
| Name: | William F. Humphries Esq. | Name: | John R. Brownlow |
| Title: | Executive Vice President | Title: | Senior Vice President |
| Date: | February 9, 2022 | Date: | 2/28/2022 |

**Address for Notices to Plan:**

**PHCS- ASTAT**

**15511 North Florida Avenue -Suite D**

**Tampa, Florida 33613**

**With copy to:**

**Lawrence Lonergan, Esq.**

**96 Park Street**

**Montclair, New Jersey 07040**

**Address for Notices to AdventHealth:**

AdventHealth
Attn: SVP Managed Care
900 Hope Way
Altamonte Springs, FL 32714

With copy to

AdventHealth West Florida Division
Attn: Regional Chief Legal Officer
14055 Riveredge Drive
Suite 250
Tampa, FL 33637